SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549




                            FORM 8-K




       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
            THE SECURITIES AND EXCHANGE ACT OF 1934



              Date of Report:  September 18, 1996



                   JACOR COMMUNICATIONS, INC.



                            DELAWARE
         (State or Other Jurisdiction of Incorporation)


           0-12404                                     31-0978313
(Commission File No.)           (IRS Employer Identification No.)



                        1300 PNC Center
                     201 East Fifth Street
                     Cincinnati, Ohio 45202

                         (513) 621-1300
Item 5.   Other Events

      On September 18, 1996, Jacor Communications, Inc. (the "Company") completed its acquisition of Citicasters Inc. ("Citicasters") through a merger of the Company's wholly owned acquisition subsidiary with and into Citicasters (the "Merger"). Such acquisition was previously announced by the Company in February 1996 and the terms and conditions of such acquisition were fully described in the Company's Form 8-Ks filed with the Securities and Exchange Commission dated February 27, 1996 and March 27, 1996, as amended thereafter, and in the Company's Form S-4 Registration Statement dated June 24, 1996.

      Having completed the Merger, Citicasters is now a wholly owned subsidiary of Jacor through which Jacor acquired ownership of 19 radio stations located in eight markets: Atlanta, Phoenix, Tampa, Portland, Kansas City, Cincinnati, Sacramento and Columbus
(Ohio). Jacor also acquired ownership of two television stations, one located in Tampa and one located in Cincinnati.

      Jacor paid $29.50 cash and one warrant for each outstanding share of Citicasters stock on a fully diluted basis. Each warrant is exercisable for .2035247 of Jacor common stock at an exercise price of $28.00 per full share of Jacor common stock. The aggregate cash consideration paid in the Merger to the Citicasters shareholders was approximately $625 million. Jacor funded such amount with a portion of the proceeds from its June 1996 public offerings of common stock, liquid yield option notes and senior subordinated notes and through borrowings of approximately $400 million under Jacor's credit facilities.

      Immediately following the consummation of the Merger, Jacor reincorporated from the State of Ohio to the State of Delaware by merging with and into its wholly owned Delaware subsidiary. The reincorporation had been previously approved by Jacor's shareholders at its 1996 annual meeting of shareholders.

Item 7.   Financial Statements and Exhibits

(c)  Exhibits

4.1  Warrant Agreement dated as of September 18, 1996 between the
Company and KeyCorp Shareholder Services, Inc., as Warrant Agent.

4.2   Supplemental  Agreement dated  as  of  September  18,  1996 between the Company and KeyCorp Shareholder Services, Inc.

99.1 Press Release dated September 18, 1996.
Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JACOR COMMUNICATIONS, INC.



October 3, 1996                    By: /s/ R. Christopher Weber
                                     R. Christopher Weber, Senior
                                     Vice President
                                     and Chief Financial Officer







                                        EXHIBIT  4.1





                   JACOR COMMUNICATIONS, INC.



                              and




               KeyCorp Shareholder Services, Inc.
                        as Warrant Agent





                        ****************


                       WARRANT AGREEMENT



                 Dated as of September 18, 1996



                        ****************





      WARRANT  AGREEMENT, dated as of September 18, 1996  between
Jacor Communications, Inc., an Ohio corporation (the "Company"), and KeyCorp Shareholder Services Inc., a Delaware corporation, as
Warrant Agent (the "Warrant Agent") ("Agreement").

       The Company proposes to issue Common Stock Purchase Warrants, as hereinafter described (the "Warrants"), to purchase up to an aggregate of 4,400,000 shares of its Common Stock without par value ("Common Stock") (the shares of Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares"), pursuant to an Agreement and Plan of Merger among the Company, JCAC, Inc. and Citicasters, Inc. dated as of February 12, 1996, pursuant to which the Company will issue the Warrants, each Warrant entitling the holder thereof to purchase .2035247 of a share of Common Stock.

     The Company wishes the Warrant Agent to act on behalf of the Company and the Warrant Agent is willing to act in connection with the issuance, division, transfer, exchange and exercise of Warrants.

      In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the registered owners of the Warrants (the "Holders"), the Company and the Warrant Agent hereby agree as follows:

      SECTION 1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions hereinafter set forth in this Agreement, and the Warrant Agent hereby accepts such appointment.

     SECTION 2.     Transferability and Form of Warrant.

           2.1 Registration. The Warrants shall be numbered and shall be registered in a Warrant Register as they are issued. The Company and the Warrant Agent shall be entitled to treat the Holder of any Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such acts that its participation therein amounts to bad faith.

          2.2 Transfer. The Warrants shall be transferable only on the books of the Company maintained at the principal office of the Warrant Agent upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer, which endorsement shall be guaranteed by a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being referred to sometimes hereafter as an "Eligible Institution"). In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Warrant Agent. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Warrant Agent in its discretion. Upon any registration of transfer, the Warrant Agent shall countersign and deliver a new Warrant or Warrants to the persons entitled thereto.

           2.3 Form of Warrant. The text of the Warrant and of the Purchase Form shall be substantially as set forth in Exhibit A attached hereto. The price per Warrant Share and the number of Warrant Shares issuable upon exercise of each Warrant are subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrants shall be executed on behalf of the Company by its Chief Executive Officer, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or an Assistant Secretary. The signature of any such officers on the Warrants may be manual or facsimile.

           Warrants bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any one of them shall have ceased to hold such offices prior to the delivery of such Warrants or did not hold such offices on the date of this Agreement.

            Warrants   shall  be  dated  as  of   the   date   of
countersignature thereof by the Warrant Agent either upon initial issuance or upon division, exchange, substitution or transfer.

      SECTION 3. Countersignature of Warrants. The Warrants shall be countersigned by the Warrant Agent (or any successor to the Warrant Agent then acting as warrant agent under this Agreement) and shall not be valid for any purpose unless so countersigned. Warrants may be countersigned, however, by the Warrant Agent (or by its successor as warrant agent hereunder) and may be delivered by the Warrant Agent, notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of the Company shall have ceased to be such officers at the time of such countersignature, issuance or delivery. The Warrant Agent shall, upon written instructions of the Chairman of the Board, the Chief Executive Officer, the President, a Vice President, the Treasurer or the Secretary of the Company, countersign, issue and deliver Warrants entitling the Holders thereof to purchase not more than 4,400,000 Warrant Shares (subject to adjustment pursuant to Section 10 hereof) and shall countersign and deliver Warrants as otherwise provided in this Agreement.

      SECTION 4. Exchange of Warrant Certificates. Each Warrant certificate may be exchanged for another certificate or certificates entitling the Holder thereof to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitle such Holder to purchase. Any Holder desiring to exchange a Warrant certificate or certificates shall make such request in writing delivered to the Warrant Agent, and shall surrender, properly endorsed, the certificate or certificates to be so exchanged. Thereupon, the Warrant Agent shall countersign and deliver to the person entitled thereto a new Warrant certificate or certificates, as the case may be, as so requested.

     SECTION 5.     Term of Warrants; Exercise of Warrants.

           5.1 Term of Warrants. Subject to the terms of this Agreement, each Holder shall have the right, which may be exercised commencing the date of issuance of the Warrants and until 5:00 P.M., Eastern Time, on September ___, 2001 (the
"Expiration Date"), to purchase from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to purchase on exercise of such Warrants.

           5.2 Exercise of Warrants. A Warrant may be exercised upon surrender to the Warrant Agent, at its principal office, of the certificate or certificates evidencing the Warrants to be exercised, together with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be guaranteed an Eligible Institution, and upon payment to the Warrant Agent for the account of the Company of the Warrant Price (as defined in and determined in accordance with the provisions of Sections 9 and 10 hereof), for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Warrant Price shall be made in cash or by certified or bank cashier's check drawn on a banking institution chartered by the government of the United States or any state thereof.

           Subject to Section 6 hereof, upon such surrender of Warrants and payment of the Warrant Price as aforesaid, the Warrant Agent shall cause to be issued and delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants, together with cash, as provided in Section 11 hereof, in respect of any fractional Warrant Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Warrant Price, as aforesaid. The rights of purchase represented by the Warrants shall be exercisable, at the election of the Holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of less than all of the Warrant Shares purchasable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Warrant
Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant certificate or certificates pursuant to the provisions of this Section and of Section 3 hereof, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant certificates duly executed on behalf of the Company for such purpose.

           5.3 Restriction on Exercise. A Warrant may not be exercised in whole or in part if in the reasonable opinion of counsel to the Company the issuance of the Common Stock upon such exercise would cause the Company to be in violation of the Telecommunications Act of 1996 or the rules and regulations in effect thereunder. A Holder desiring to exercise Warrants shall, if requested by the Company, furnish to the Company such additional information as the Company deems reasonably necessary in order to determine if exercise of a Warrant may cause the Company to be in said violation. In the event the Company's counsel determines that, in such counsel's opinion after review of such information, if any, requested by and delivered to, the Company, the exercise of a Warrant would cause the Company to be in violation of the Telecommunications Act of 1996 or the rules and regulations in effect thereunder, the Company shall notify such Holder and the Warrant Agent to that effect. Upon receipt of said notice, such Holder may take such steps, at its own expense,  as  it  reasonably determines  necessary  so  that  the exercise of the Warrant would not cause such a violation; provided, that upon completion of said steps, such Holder shall notify the Company and the Warrant Agent and the provisions of this Section 5.3 shall then apply with respect to the proposed revised transaction. Notwithstanding any provision of this
Section 5.3 to the contrary, the Warrant Agent shall have no obligation to act pursuant to this Section 5.3 other than in accordance with any notices duly given hereunder by the Company and/or a Holder.

            5.4 Legend on Certificate. The certificates evidencing the Warrants may, in the sole discretion of the Company, bear a legend relating to certain limitations on the ownership of Common Stock imposed by the Telecommunications Act of 1996. Upon notice by the Company to the Warrant Agent (which notice shall contain the language constituting such legend), such a legend shall be placed on all new Warrant certificates issued after the Warrant Agent's receipt of such notice.

      SECTION 6. Payment of Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any Warrants or certificates for Warrant Shares in a name other than that of the registered Holder of Warrants in respect of which such Warrant Shares are issued.

      SECTION 7. Mutilated or Missing Warrants. In case any of the certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company shall issue, and the Warrant Agent shall countersign and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant certificate, or in lieu of and substitution for the Warrant certificate lost, stolen or destroyed, a new Warrant certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant and indemnity or bond, if requested, also satisfactory to them. An applicant for such a substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe.

     SECTION 8. Reservation of Warrant Shares; Purchase, Call and Cancellation of Warrants.

           8.1 Reservation of Warrant Shares. There have been reserved, and the Company shall at all times keep reserved, out of its authorized Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants. The Transfer Agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent for the Common Stock and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed stock certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 11 hereof. All Warrants surrendered in the exercise of the rights thereby evidenced shall be canceled by the Warrant Agent and shall thereafter be delivered to the Company.

           8.2 Purchase of Warrants by the Company. The Company shall have the right, except as limited by law, other agreements or herein, to purchase or otherwise acquire Warrants at such times, in such manner and for such consideration as it may deem appropriate.

           8.3 Cancellation of Warrants. In the event the Company shall purchase or otherwise acquire Warrants, the same shall thereupon be delivered to the Warrant Agent and be canceled by it and retired. The Warrant Agent shall cancel any Warrant surrendered for exchange, substitution, transfer or exercise in whole or in part, and shall thereafter deliver any such cancelled Warrants to the Company.

      SECTION 9. Warrant Price. The price per share at which Warrant Shares shall be purchasable upon exercise of Warrants shall be $28.00 (the "Warrant Price"), subject to adjustment pursuant to Section 10 hereof.

      SECTION 10. Adjustment of Warrant Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as hereinafter defined.

           10.1  Mechanical Adjustments.  The number  of  Warrant
Shares purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment as follows:

                (a) In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is surviving corporation), the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder of each Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, or such event.

                (b) In case the Company shall issue rights, options or warrants to all holders of its outstanding Common Stock, without any charge to such holders, entitling them (for a period within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share which is lower at the record date mentioned below than the then current market price per share of Common Stock (as defined in paragraph (d) below) the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of each Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the then current market price per share of
Common Stock. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

                (c) In case the Company shall distribute to all holders of its shares of Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions payable out of consolidated earnings or surplus legally available for dividends and dividends or distributions referred to in paragraph (a) above) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of each Warrant, by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as defined in paragraph (d) below) on the date of such distribution, and of which the denominator shall be the then current market price per share of Common Stock, less the then fair value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

                In the Company's sole discretion, in the event of
a distribution by the Company to all holders of its shares of Common Stock of the capital stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the number of Warrant Shares purchasable upon the exercise of each Warrant, the Holder of each Warrant, upon the exercise thereof at any time after such distribution shall be entitled to receive the stock or other securities to which such Holder would have been entitled if such Holder had exercised such Warrant immediately prior thereto, all subject to further adjustment as provided in this subsection 10.1; provided, however, that no adjustment in respect of dividends or interest on such stock or other securities shall be made during the term of a Warrant or upon the exercise of a Warrant.

            (d) For the purpose of any computation under paragraphs (b) and (c) of this Section, the current market price per share of Common Stock at any date shall be the average of the daily closing prices for 20 consecutive trading days commencing 30 trading days before the date of such computation. The closing price for each day shall be the last reported sales price regular way or, in case no reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market as reported by NASDAQ or any comparable system. In the absence of one or more such quotations, the Company shall determine the current market price on the basis of such quotations as it considers appropriate.

           (e) No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless and until such adjustment would require an increase or decrease of at least one percent (1%) in the number of Warrant Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

          (f) Whenever the number of shares purchasable upon the exercise of each Warrant is adjusted as provided in paragraphs
(a), (b) and (c) above, the Warrant Price payable upon exercise of each Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

           (g) No adjustment in the number of Warrant Shares purchasable upon the exercise of each Warrant need be made under paragraphs (b) and (c) if the Company issues or distributes to each Holder of Warrants the rights, options, warrants, or convertible or exchangeable securities, or evidence of indebtedness or assets referred to in those paragraphs which each Holder of Warrants would have been entitled to receive had the Warrants been exercised prior to the happening of such event or the record date with respect thereto. No adjustment in the number of Warrant Shares purchasable upon the exercise of each Warrant need be made for sales of Warrant Shares pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value of the Warrant Shares.

           (h) For the purpose of this subsection 10.1, the term "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph
(a) above, the Holders shall become entitled to purchase any shares of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of each Warrant and the Warrant Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in paragraph (a) through (c), inclusive, above, and the provisions of Section 5 and subsections 10.2 through 10.4, inclusive, with respect to the Warrant Shares, shall apply on like terms to any such other shares.

           (i) Upon the expiration of any rights, options, warrants or conversion or exchange privileges, if any thereof shall not have been exercised, the Warrant Price and the number of shares of Common Stock purchasable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided, further, that no such readjustment shall have the effect of increasing the Warrant Price by an amount in excess of the amount of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.

          10.2 Determination of Consideration. Upon any issuance or sale for a consideration other than cash, or a consideration part of which is other than cash, of any shares of Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any shares of Common Stock or Convertible Securities, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company. In case any shares of Common Stock or Convertible Securities or any rights, options or warrants to subscribe for, purchase or otherwise acquire any shares of Common Stock or Convertible Securities shall be issued or sold together with other shares, stock or securities or other assets of the Company for a consideration which covers both, the consideration for the issue or sale of such shares of Common Stock or Convertible Securities or such rights or options shall be deemed to be the portion of such consideration allocated thereto in good faith by the Board of Directors of the Company.

           10.3 Voluntary Adjustment by the Company. The Company may at its option, at any time during the term of the Warrants, reduce the then current Warrant Price to any amount deemed appropriate by the Board of Directors of the Company.

          10.4 Notice of Adjustment.

           (a) Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Warrant Price of such shares is adjusted, as herein provided, to an extent that such adjustment is equal to or greater than 1% of the Warrant Price in effect prior to such adjustment, but is less than 5% of the Warrant Price in effect prior to such adjustment, the Company shall deliver to the Warrant Agent a certificate setting forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Warrant Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. No notice of any such adjustment or adjustments need be given to each Holder until such time as all adjustments made pursuant to this Section 10.4(a) shall, in the aggregate, be equal to or greater than 5% of the Warrant Price in effect prior to all such adjustments, in which case the aggregate of such adjustments shall be treated in the manner provided in Section 10.4(b) below.

           (b) Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Warrant Price of such Warrant Shares is adjusted, as herein provided, to an extent that such adjustment is equal to or greater than 5% of the Warrant Price in effect prior to such adjustment, the Company shall cause the Warrant Agent promptly to mail by first class mail, postage prepaid, to each Holder notice of such adjustment or adjustments and shall deliver to the Warrant Agent a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) to compute such adjustment in accordance with the terms of this Agreement and prepare a certificate setting forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Warrant Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

           (c) Any certificate delivered pursuant to Sections 10.4(a) or (b) above shall be conclusive evidence of the correctness of such adjustment. The Warrant Agent shall be entitled to rely on any certificate delivered pursuant to this
Section 10.4 and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same, from time to time, to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holders or to the Company to calculate any adjustment or to determine whether any facts exist which may require any adjustment of the Warrant Price or the number of Warrant Shares or other stock or property purchasable on exercise thereof, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment.

          10.5 No Adjustment of Dividends. Except as provided in subsection 10.1, no adjustment in respect of any dividends shall be made during the term of a Warrant or upon the exercise of a Warrant.

           10.6 Preservation of Purchase Rights Reclassification, Consolidation, etc. In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale, transfer or lease to another corporation of all or substantially all the property of the Company, the Company or such successor or purchasing corporation, as the case may be, shall execute with the Warrant Agent an agreement that (i) each Holder shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such action to purchase upon exercise of each Warrant the kind and amount of shares and other securities and property (including cash) which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such Warrant been exercised immediately prior to such action; or (ii) in the event that all of the property to which a Holder would be entitled to receive in such an action had such Warrant been exercised immediately prior to such action is cash, then upon surrender of a certificate representing Warrants each Holder shall be entitled to receive cash in the amount of the difference between the amount which such Holder would have paid to exercise such Warrants in full at the Warrant Price in effect immediately prior to such action and the amount of cash which he would have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such Warrant been exercised immediately prior to such action; provided, however, that no adjustment in respect of dividends, interest or other income on or from such shares or other securities and property shall be made during the term of a Warrant or upon the exercise of a Warrant. The Company shall mail by first class mail, postage prepaid, to each Holder, notice of the execution of any such agreement. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 10. The provisions of this subsection 10.6 shall similarly apply to successive consolidations, mergers, sales, transfers or leases. The Warrant Agent shall be under no duty or responsibility to determine the correctness of any provisions contained in any such agreement relating to the kind or amount of shares of stock or other securities or property receivable upon exercise of Warrants or with respect to the method employed and provided therein for any adjustments and shall be entitled to rely upon the provisions contained in any such agreement.

           10.7 Statement on Warrants. Irrespective of any adjustments in the Warrant Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

      SECTION 11. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 11, be issuable on the exercise of any Warrant (or specified portion thereof), the Warrant Agent shall pay, upon receipt of good funds from the Company, an amount in cash equal to the closing price for one share of the Common Stock, as defined in paragraph (d) of subsection 10.1, on the trading day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

      SECTION 12. No Rights as Stockholders; Notices to Holders. Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the Holders or their transferees the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company. If, however, at any time prior to the expiration of the Warrants and prior to their exercise, any of the following events shall occur:

           (a) the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a cash dividend as to which no adjustment in the Warrant Price is to be made as herein provided) to the holders of its shares of Common Stock; or

           (b) the Company shall offer to the holders of its shares of Common Stock any additional shares of Common Stock or securities convertible into shares of Common Stock or any right to subscribe thereto; or

           (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, transfer or lease of all or substantially all of its property, assets, and business as an entirety) shall be proposed.

then in any one or more of said events the Company shall (a) give notice in writing of such event to the Warrant Agent and the Holders as provided in Section 18 hereof and (b) cause notice of such event to be published once in The Wall Street Journal, such giving of notice and publication to be completed at least 20 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to publish or mail such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding up.

      SECTION 13. Disposition of Proceeds on Exercise of Warrants; Inspection of Warrant Agreement. The Warrant Agent shall account to the Company with respect to Warrants exercised two business days thereafter and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

      The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its principal office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

      SECTION 14. Merger or Consolidation or Change of Name of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the shareholder services business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Warrant Agent under the provisions of Section 16 hereof. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, any of the Warrants shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent and deliver such Warrants so countersigned; and in case at that time any of the Warrants shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrants either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases Warrants shall have the full force provided in the Warrants and in this Agreement.

      In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignatures under its prior name and deliver such Warrants so countersigned; and in case at that time any of the Warrants shall not have been countersigned, the Warrant Agent may countersign such Warrants either in its prior name or in its changed name; and in all such Warrants shall have the full force provided in the Warrants and in this Agreement.

      SECTION 15. Concerning the Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders, by their acceptance of Warrants, shall be bound.

            15.1 Correctness of Statements. The statements contained herein and in the Warrants shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrants except as herein otherwise provided. The Warrant Agent will have no obligation to make payment with respect to any Warrants presented unless it shall have been provided by the Company with the necessary funds to pay in full all amounts payable with respect thereto.

           15.2 Breach of Covenants. The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant to be complied with by the Company.

           15.3 Performance of Duties. The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents (which shall not include its employees) and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

           15.4 Reliance on Counsel. The Warrant Agent may consult at any time with legal counsel satisfactory to it and the Company (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

            15.5 Proof of Actions Taken. Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed conclusively to be proved and established by a certificate signed by the Chairman of the Board or President, a Vice
President, the Treasurer or the Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

           15.6 Compensation; Indemnity. The Company agrees to pay the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the performance of its duties under this Agreement in accordance with the fee schedule agreed to from time to time by the Company and the Warrant Agent, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature reasonably incurred by the Warrant Agent in the performance of its duties under this Agreement. The Company further covenants and agrees to indemnify and hold the Warrant Agent harmless against any costs, expenses (including reasonable expenses of legal counsel), losses, or damages, which, without gross negligence, willful misconduct, or bad faith on the part of the Warrant Agent, may be paid, incurred, or suffered by, or to which the Warrant Agent may become subject by reason of or as a result of the administration of its duties hereunder or by reason of or as a result of its compliance with the instructions set forth herein or with any written or oral instructions delivered to the Warrant Agent pursuant hereto, or as a result of defending its actions as Warrant Agent hereunder, including any claim against the Warrant Agent by any Holder.

           15.7 Legal Proceedings. The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Holders shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceedings relative thereto, any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the Holders, as their respective rights or interests may appear.

           15.8 Other Transactions in Securities of Company. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants, or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

           15.9 Liability of Warrant Agent. The Warrant Agent shall act hereunder solely as agent, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or bad faith.

           15.10 Reliance on Documents. The Warrant Agent will not incur any liability or responsibility to the Company or to any Holder for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, documents or instrument reasonably believed by it to be genuine and to have been signed, set or presented by the proper party or parties.

           15.11 Validity of Agreement. The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant (except its countersignature thereof); nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Warrant Shares (or other stock) to be issued pursuant to this Agreement or any Warrant, or as to whether any Warrant Shares (or other stock) will, when issued, be validly issued, fully paid and nonassessable, or as to the Warrant Price or the number or amount of Warrant Shares or other securities or other property issuable upon exercise of any Warrant.

          15.12 Instructions from Company. The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, the President, a Vice President, the Secretary or the Treasurer of the Company, and to apply to such officer for advice or instructions in connection with its duties, and shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or officers.

      SECTION 16. Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties under this Agreement by giving to the Company 30 days notice in writing. The Warrant Agent may be removed by like notice to the Warrant Agent from the Company. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by any Holder (who shall with such notice submit his Warrant for inspection by the Company), then any Holder may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Any successor warrant agent, whether appointed by the Company or such a court, shall be a bank or trust company, in good standing, incorporated under the laws of the United States of America or any state thereof and having at the time of its appointment as warrant agent a combined capital and surplus of at least $100,000,000. After appointment, the successor warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed, but the former Warrant Agent shall deliver and transfer to the successor warrant agent any property at the time held by it hereunder, and execute and deliver for further assurance, conveyance, act or deed necessary for the purpose. Failure to file any notice provided for in this Section 16, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor warrant agent, as the case may be. In the event of such resignation or removal, the successor warrant agent shall mail, by first class mail, postage prepaid, to each Holder, written notice of such removal or resignation and the name and address of such successor warrant agent.

      SECTION 17. Identity of Transfer Agent. Forthwith upon the appointment of any subsequent transfer agent for the Common Stock, or any other shares of the Company's capital stock issuable upon the exercise of the Warrants, the Company will file with the Warrant Agent a statement setting forth name and address of such subsequent transfer agent.

      SECTION 18. Notices. Any notice pursuant to this Agreement by the Company or by any Holder to the Warrant Agent, or by the Warrant Agent or by any Holder to the Company, shall be in writing and shall be delivered in person or by facsimile transmission, or mailed first class, postage prepaid (a) to the Company, at its offices at 1300 PNC Center, 201 East Fifth Street, Cincinnati, Ohio 45202, Attention: Randy Michaels; or
(b) the Warrant agent, to KeyCorp Shareholder Services, Inc., 127 Public Square, 15th Floor, Cleveland, Ohio 44114. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice to the other party.

      Any notice mailed pursuant to this Agreement by the Company or the Warrant Agent to the Holders shall be in writing and shall be mailed first class, postage prepaid, or otherwise delivered to such Holders at their respective addresses on the books of the Warrant Agent.

      SECTION 19. Supplements and Amendments. The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any Holder, in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants and which shall not adversely affect the interests of the Holders.

     This Agreement shall not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Holders of Warrants representing not less than 50% of the Warrants then outstanding; and provided, further, that no change in (i) the number or nature of the securities purchasable upon the exercise of any Warrant, (ii) the Warrant Price therefor,
(iii) the acceleration of the Expiration Date, or (iv) the anti-dilution provisions of Section 10 hereof which would adversely affect the interests of any Holder shall be made without the consent in writing of the Holder of the certificate representing such Warrant, other than such changes as are specifically prescribed by this Agreement as originally executed or are made in compliance with applicable law.

     SECTION 20. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

      SECTION 21. Merger or Consolidation of the Company. The Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other corporation unless the successor or purchasing corporation, as the case may be (if not the Company), shall expressly assume, by supplemental agreement satisfactory in form to the Warrant Agent and executed and delivered to the Warrant Agent, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

      SECTION  22.     Applicable Law.  This Agreement  and  each
Warrant issued hereunder shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to principles of conflict of laws.

      SECTION 23. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent, and the Holders any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the Holders of the Warrants.

     SECTION 24. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
      SECTION 25. Captions. The captions of the Sections and subsections of this Agreement have been inserted for convenience only and shall have no substantive effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.


                         JACOR COMMUNICATIONS, INC..

                         By: /s/ R. Christopher Weber
     [SEAL]              Title: SVP and CFO


Attest:

 /s/ Jon M. Berry
            Assistant Secretary



                         KEYCORP SHAREHOLDER SERVICES,
                         INC.
                              as Warrant Agent


                         By: /s/ Debra A. Kindred
     [SEAL]              Title: Assistant Vice President


Attest:

 /s/ Laura Kress
                      Secretary




               EXHIBIT A TO THE WARRANT AGREEMENT

     VOID AFTER 5:00 P.M. EASTERN TIME, SEPTEMBER ___, 2001


NUMBER                                                   WARRANTS
[    ]                                                   [      ]


                   JACOR COMMUNICATIONS, INC.

                 COMMON STOCK PURCHASE WARRANTS


         This certifies that, for value received, __________________________ or registered assigns (the "Holder"), is entitled to purchase from Jacor Communications, Inc., a Delaware corporation (the "Company"), at any time, at the purchase price of $28.00 per share (the "Warrant Price"), the number of shares of Common Stock, $.01 par value, of the Company ("Common Stock"), equal to the number of Warrants shown above multiplied by the fraction .2035247. The fraction, the number of shares purchasable upon exercise of the Warrants and the Warrant Price are subject to adjustment from time to time as set forth in the Warrant Agreement referred to below.

       Warrants may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form on the reverse side hereof duly executed, which signature shall be guaranteed by a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program, and simultaneous payment of the Warrant Price at the principal office of KeyCorp Shareholder Services, Inc. (the "Warrant Agent") in the City of Cleveland, Ohio. Payment of such price shall be made at the option of the Holder hereof in cash or by certified or bank cashier's check drawn upon a bank chartered by the government of the United States or any state thereof.

      This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of September ___, 1996, between the Company and the Warrant Agent and is subject to the terms and provisions contained in the Warrant Agreement, to all of which the Holder of this Warrant Certificate by acceptance hereof consents. A copy of the Warrant Agreement may be obtained by the Holder hereof upon written request to the Company.

      Upon any partial exercise of the Warrants evidenced by this Warrant Certificate, there shall be countersigned and issued to the Holder hereof a new Warrant Certificate for the shares of Common Stock as to which the Warrants evidenced by this Warrant Certificate shall not have been exercised. This Warrant Certificate may be exchanged at the office of the Warrant Agent by surrender of this Warrant Certificate properly endorsed either separately or in combination with one or more other Warrant Certificates for one or more new Warrant Certificates evidencing the right of the Holder thereof to purchase the same aggregate number of shares as were purchasable on exercise of the Warrants evidenced by the Warrant Certificate or Certificates exchanged. No fractional shares will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement. This Warrant Certificate is transferable at the office of the Warrant Agent in the manner and subject to the limitations set forth in the Warrant Agreement.

     The Holder hereof may be treated by the Company, the Warrant Agent, and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding, and until such transfer on such books, the Company may treat the Holder thereof as the owner for all purposes.

      Neither the Warrants nor this Warrant Certificate entitle any Holder hereof to any of the rights of a stockholder of the Company.

      This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.


DATED:

COUNTERSIGNED:

KEYCORP SHAREHOLDER SERVICES, INC.
         Warrant Agent


By:
     Authorized Signature

                              JACOR COMMUNICATIONS, INC.


Attest:                            By:
          Secretary                     Chief Executive Officer


                   JACOR COMMUNICATIONS, INC.

                         PURCHASE FORM
           (To be executed upon exercise of Warrant)

Warrant Agent

      The  undersigned hereby irrevocably elects to exercise  the
right   to   purchase                  shares  of  Common   Stock
evidenced by the within Warrant Certificate, according to the terms and conditions thereof, and herewith makes payment of the purchase price in full by tendering cash or certified or bank cashier's check drawn upon a bank chartered by the government of the United States or any state thereof in the aggregate amount of
$                            .   The  undersigned  requests  that
certificates for such shares of Common Stock shall be issued in the name of


(Please print Name, Address and Social Security No.)





and, if said number of shares shall not be all the shares purchasable thereunder, that a New Warrant Certificate for the balance remaining of the shares purchasable under the within Warrant Certificate be issued in the name of the undersigned Warrantholder or his Assignee as below indicated and delivered to the address stated below.


DATED:                    , ______


Name         of         Warrantholder        or         Assignee:
(Please Print)


Address:



               Signature:


Signature Guaranteed: (The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever, unless this Warrant Certificate has been assigned.)


                           ASSIGNMENT

   (To be signed only upon assignment of Warrant Certificate)



      FOR  VALUED RECEIVED, the undersigned hereby sells, assigns
and                         transfers                        unto
(Name and Address of Assignee Must be Printed or Typewritten) the within Warrant Certificate, irrevocably constituting and appointing
, Attorney to transfer said Warrant Certificate on the books of the Company, with full power of substitution in the premises.




DATED:                         , ______

                         Signature:
Signature Guaranteed:                   (The above signature must
                                        correspond with  the  name  as
                                        written  on the face  of  this
                                        Warrant Certificate in every
                                        particular, without alteration or
                                        enlargement or any change whatever.)


                                        EXHIBIT  4.2


                     SUPPLEMENTAL AGREEMENT

      This SUPPLEMENTAL AGREEMENT is made as of September 18, 1996, between JACOR COMMUNICATIONS, INC., a Delaware corporation ("Jacor Delaware") and KEYCORP SHAREHOLDER SERVICES, INC., a Delaware corporation ("KeyCorp"), under the following circumstances:

      A. Jacor Delaware is the successor corporation to Jacor Communications, Inc., an Ohio corporation ("Jacor Ohio"), as the result of a merger of Jacor Ohio into Jacor Delaware which was effected by the filing on the date hereof of a Certificate of Merger with the Delaware Secretary of State and with the Ohio Secretary of State.

      B. Jacor Ohio was party to that certain Warrant Agreement dated September 18, 1996 between Jacor Ohio and KeyCorp (the
"Warrant Agreement").

       C.     Jacor   Delaware  wishes  to  assume  all   duties,
obligations, covenants, conditions, rights, and interests of Jacor Ohio under the Warrant Agreement.

     D.   KeyCorp is willing to consent to such assumption.

      NOW, THEREFORE, in consideration of the premises and mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged, the parties hereby agree as follows:

      Section 1. Assumption. Jacor Delaware hereby assumes and agrees to duly and punctually perform and observe each and every obligation, duty, covenant and condition of Jacor Ohio under the Warrant Agreement.

      Section  2.   Consent.   KeyCorp  hereby  consents  to  the
assumption   by  Jacor  Delaware  of  the  obligations,   duties,
covenants  and  conditions  of  Jacor  Ohio  under  the   Warrant
Agreement.

      Section 3.  No Modification.  Other than the assumption  by
Jacor   Delaware  of  the  obligations,  duties,  covenants   and
conditions of Jacor Ohio, the Warrant Agreement shall remain unmodified and in full force and effect.

      Section  4.   Applicable  Law.   This  Agreement  shall  be
governed by and construed in accordance with the laws of the State of Ohio, without giving effect to principles of conflict of laws.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

                                JACOR  COMMUNICATIONS,  INC.,   a
Delaware corporation


                              By: /s/ Jon M. Berry
                                 Name:   Jon M. Berry
                                 Title:  Senior Vice President

[SEAL]:
Attest:


By: /s/ R. Christopher Weber
   Secretary

                              KEYCORP SHAREHOLDER SERVICES, INC.,
a                                  Delaware corporation


                              By: /s/ Debra A. Kindred
                                 Name:  Debra A. Kindred
                                 Title: Assistant Vice President

[SEAL]
Attest:


By: /s/ Laura Kress
   Secretary

                                        EXHIBIT  99.1


                              FOR IMMEDIATE RELEASE


CONTACT:  Kirk Brewer
         847-256-9282


                 JACOR COMMUNICATIONS COMPLETES
                 ACQUISITION OF CITICASTERS INC.

         Combined Companies Announce Top Management Team

CINCINNATI, Sept. 18 -- Jacor Communications (NASDAQ: JCOR) today announced it has received approval from the Federal
Communications Commission to proceed with its acquisition of Citicasters Inc. (NASDAQ: CITI).

Jacor said it immediately closed the transaction through a merger of Jacor's wholly owned acquisitions subsidiary with and into Citicasters, as first announced in February. Jacor paid $29.50 cash per Citicasters share, plus one warrant per fully diluted Citicasters share. Each warrant is exercisable for .2035247 of Jacor common stock at an exercise price of $28.00 per full share of Jacor common stock.

The transaction was funded primarily through the net proceeds of Jacor's equity and debt offerings, completed in June, and through borrowings of approximately $400 million under Jacor's credit facilities.

Jacor is now the fourth-largest radio group in the country, with 66 radio stations and two television stations in 15 U.S. markets (see accompanying table for a list of Jacor's stations, including other pending acquisitions). The company holds the Number 1 radio market share in 10 of those markets. Combined net revenues, excluding dispositions, during the 12 months ended June 30, 1996, were $320.3 million.

Jacor also announced new management appointments for the merged companies, designed to "position Jacor very well as the company continues its growth through mergers and acquisitions in the days ahead," said Sheli Z. Rosenberg, Jacor's board chair. "We're delighted to now be able to draw upon the significant and complementary management resources of both companies, and are very pleased to have assembled a team of unsurpassed talent and experience."

Jacor's new top management team is as follows:

 .    Randy Michaels, 44, has been named Chief Executive Officer.
He previously was Jacor's President and Co-Chief Operating
Officer.

 .    Robert Lawrence, 44, has been named President and Chief
Operating Officer. Mr. Lawrence previously was Co-Chief Operating Officer of Jacor.

 .    David Crowl, 42, has been named President of Jacor's newly formed Radio Division. Mr. Crowl was president of Citicasters' radio division.
                              - MORE -

 .    Chris Weber, 40, will remain Jacor's Senior Vice President and Chief Financial Officer.

 .    Jerry Kersting, 46, has been named Senior Vice President.
He was Senior Vice President, Business Affairs with Citicasters.

 .    Jon Berry, 49, will remain Senior Vice President and
Treasurer of Jacor.

 .    Tom Owens, 41, will remain Vice President, Programming, of
Jacor.

 .    Nick Miller, 44, has been named Vice President, Marketing, of Jacor.  He held the same title with Citicasters.

 .    Bill Suffa, 39, has been named Vice President, Strategic
Development, of Jacor. He previously was a partner in the consulting firm of Suffa and Cavell, a leading engineering consulting firm involved in radio technology.

 .    Kirk Brewer, 41, has been named Director of Corporate
Communications and Investor Relations. He previously was Senior Vice President of Corporate Communications for Anixter International, Inc., and is the principal of Core Communications, a communications consulting firm.

Jacor Communications is headquartered in Cincinnati. Including announced pending acquisitions, Jacor owns, operates, represents or provides programming for 66 radio stations and two television stations in 15 U.S. markets. The company plans to pursue growth through continued acquisitions of complementary stations in its existing markets, and radio groups or individual stations with significant presence in other attractive markets.


JACOR COMMUNICATIONS, INC.


Atlanta, Georgia
640       WGST-AM (News/Talk)
94.9      WPCH-FM (Soft AC)
96.1      WKLS-FM (Rock)
105.7     WGST-FM (Simulcast WGST-AM) LMA
Georgia News Network (Satellite News Network)

Cincinnati, Ohio
550       WCKY-AM (News/Talk)           1360  WAOZ-AM (Children's) JSA
700       WLW-AM (News/Talk,Sports)     1530  WSAI-AM (Nostalgia) JSA
92.5      WOFX-FM (Classic Rock)        107.1  WAQZ-FM (Modern) JSA
94.1      WWNK-FM (AC)
101.9     WKRQ-FM (CHR)^
102.7     WEBN-FM (AOR)
Ch. 12    WKRC-TV (CBS)
Critical Mass Media
Duncan's American Radio

Columbus, Ohio
610       WTVN-AM (News/Talk/Sports)
1320      WLOH-AM (Talk/AC)
95.5      WHOK-FM (Country)
96.3      WLVQ-FM (Classic Rock)
98.9      WLLD-FM (Country)

Denver, Colorado
630       KHOW-AM (News/Talk)      93.3 KTCL-FM (Modern) JSA
760       KTLK-AM (News/Talk)
850       KOA-AM (News/Talk/Sports)
1190      KBCO-AM (News/Talk)
95.7      KHIH-FM (Smooth Jazz)
97.3      KBCO-FM (Adult Alternative)
103.5     KRFX-FM (Classic Rock)
106.7     KBPI-FM (Modern)

Jacksonville, Florida
1320      WJGR-AM (News/Talk/Sports)
1400      WZAZ-AM (Gospel)
92.7      WJBT-AM (Urban Contemporary)
99.1      WQIK-FM (Country)
101.5     WSOL-FM (Classic Soul/Smooth R&B)

Kansas City, Missouri
610       WDAF-AM (Country)
102.1     KYYS-FM (Rock)

Lexington, Kentucky
630       WLAP-AM (Sports
94.5      WMXL-FM (Hot AC)
100.1     WWYC-FM (Country)

Phoenix, Arizona
1440      KSLX-AM (Simulcast KSLX-FM)
100.7     KSLX-FM (Classic Rock)

Portland, Oregon
1190      KEX-AM (FS/AC)
100.3     KKRX-FM (CHR)
103.3     KKCW-FM (AC)

Sacramento, California
93.7      KRXQ-FM (Rock)
96.9      KSEG-FM (Classic Rock)

San Diego, California
690       XETRA-AM (Sports/Talk)
91.1      XETRA-FM (Modern)
93.3      KHTS-FM (Rhythmic)
Nova Marketing

Sarasota, Florida
1320      WAMR-AM (Oldies)
1450      WSPB-AM (News) **
92.1      WCTQ-FM (Country)
105.9     WEDD-FM (CP) *
106.3     WSRZ-FM (Oldies) **
107.9     WYNF-FM (Rock) **

St. Louis, Missouri
1600      KATZ-AM (Black Information Radio)
100.3     KATZ-FM (R&B/Classic Soul)
107.7     KMJM-FM (Urban Contemporary)

Tampa, Florida
970       WFLA-AM (News/Talk/Sports)
93.3      WFLZ-FM (CHR)
97.9      WXTB-FM (Rock
103.5     WDUV-FM (Easy Listening/Nostalgia)
105.5     WTBT-FM (Classic Rock)
Ch. 10    WTSP-TV (CBS)

Toledo, Ohio
1230      WCWA-AM (Nostalgia/Talk) *** LMA
1370      WSPD-AM (News/Talk)
92.5      WVKS-AM (CHR)
101.5     WRVF-FM (Soft Rock)
104.7     WIOT-FM (Rock) *** LMA



^    WKRQ-FM to be sold under DOJ consent decree

Acquisitions pending regulatory approval (as of 9/18/96)
*    Sarasota-Charlotte Broadcast Corp.
**   New Wave Communications
***  Enterprise Media